UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2009
HOVNANIAN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8551	22-1851059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Front Street P.O. Box 500 Red Bank, New Jersey	07701

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (732) 747-7800
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 20, 2009, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), a wholly owned subsidiary of Hovnanian Enterprises, Inc. (“Hovnanian”), entered into an Indenture among K. Hovnanian, Hovnanian, the other guarantors named therein and Wilmington Trust Company, as trustee (the “Indenture”), under which K. Hovnanian issued $785,000,000 aggregate principal amount of 10 5/8% Senior Secured Notes due 2016 (the “New Secured Notes”) which are guaranteed by Hovnanian and substantially all of its subsidiaries. A copy of the press release announcing the closing of the offering of the New Secured Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Each of Hovnanian’s subsidiaries, except for certain of its financial service subsidiaries and joint ventures and subsidiaries holding interests in joint ventures, is a guarantor of the New Secured Notes. The New Secured Notes and the guarantees are secured, subject to permitted liens and certain exceptions, by a first-priority lien on substantially all of the assets owned by K. Hovnanian, Hovnanian and the other guarantors.
The New Secured Notes bear interest at 10 5/8% per annum and mature on October 15, 2016. Interest is payable semi-annually on April 15 and October 15 of each year, beginning on April 15, 2010, to holders of record at the close of business on April 1 or October 1, as the case may be, immediately preceding each such interest payment date.
The Indenture contains restrictive covenants that limit among other things, the ability of Hovnanian and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness, pay dividends and make distributions on common and preferred stock, repurchase senior secured, senior and subordinated notes and common and preferred stock, make other restricted payments, make investments, sell certain assets, incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates. The Indenture also contains customary events of default which would permit the holders of the New Secured Notes to declare those New Secured Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the New Secured Notes or other material indebtedness, the failure to satisfy covenants, the failure of the documents granting security for the New Secured Notes to be in full force and effect, the failure of the liens on any material portion of the collateral securing the New Secured Notes to be valid and perfected and specified events of bankruptcy and insolvency.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
On October 20, 2009, Hovnanian issued a press release announcing the expiration and final results of the previously announced tender offers and consent solicitations by K. Hovnanian. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit

Exhibit 4.1	Indenture dated as of October 20, 2009, relating to the 10 5/8% Senior Secured Notes due 2016, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other guarantors named therein and Wilmington Trust Company, as Trustee, including the form of 10 5/8% Senior Secured Notes due 2016.
Exhibit 10.1	First Amendment, dated as of October 20, 2009, to the Intercreditor Agreement dated as of May 27, 2008.
Exhibit 10.2	First Amendment, dated as of October 20, 2009, to the Intercreditor Agreement dated as of December 3, 2008.
Exhibit 10.3	First Lien Pledge Agreement, dated as of October 20, 2009, relating to the 10 5/8% Senior Secured Notes due 2016.
Exhibit 10.4	First Lien Security Agreement, dated as of October 20, 2009, relating to the 10 5/8% Senior Secured Notes due 2016.
Exhibit 10.5	Form of Intellectual Property Security Agreement, dated as of October 20, 2009, relating to the 10 5/8% Senior Secured Notes due 2016.
Exhibit 99.1	Press Release issued October 20, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)
By:	/s/ Peter S. Reinhart
	Name:	Peter S. Reinhart
	Title:	Senior Vice President and General Counsel

Date: October 26, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 4.1	Indenture dated as of October 20, 2009, relating to the 10 5/8% Senior Secured Notes due 2016, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the other guarantors named therein and Wilmington Trust Company, as Trustee, including the form of 10 5/8% Senior Secured Notes due 2016.
Exhibit 10.1	First Amendment, dated as of October 20, 2009, to the Intercreditor Agreement dated as of May 27, 2008.
Exhibit 10.2	First Amendment, dated as of October 20, 2009, to the Intercreditor Agreement dated as of December 3, 2008.
Exhibit 10.3	First Lien Pledge Agreement, dated as of October 20, 2009, relating to the 10 5/8% Senior Secured Notes due 2016.
Exhibit 10.4	First Lien Security Agreement, dated as of October 20, 2009, relating to the 10 5/8% Senior Secured Notes due 2016.
Exhibit 10.5	Form of Intellectual Property Security Agreement, dated as of October 20, 2009, relating to the 10 5/8% Senior Secured Notes due 2016.
Exhibit 99.1	Press Release issued October 20, 2009.